Long-Term Payables	6 Months Ended
Mar. 31, 2024
Long-Term Payables [Abstract]
Long-term payables

NOTE 14 – Long-term payables

The company has entered into a contract with a third-party construction company for the construction of a factory building. As of July 2023, the construction of the factory building has been completed and is in the expected usable state. According to the terms of the contract, 3% of the total contract price will be withheld as a quality guarantee deposit for the factory building, which will be paid to the supplier after a period of 2 years if the building has no quality issues. This matter constitutes a long-term payable.

During the six months ended March 31, 2024, the Company has two transactions with two third-party for manufacturing facilities where the Company sold certain machinery located in China and subsequently leased the machinery back for 24 months. In these arrangements, the Company has no obligation to transferring the underlying asset to an unaffiliated third party or has a bargain purchase option at a price of RMB1 to buyback the underlying asset by the end of the lease term. The Company concluded these transactions were not qualified as sale-leaseback accounting and shall account as normal borrowings from third parties. For accounting purposes, the Company did not derecognize the transferred asset and accounts for any amounts received as a financial liability measured at amortized cost subsequent to initial recognition. The balances with these third-party lenders as of March 31, 2024 is $983,163.

Long-term borrowings as of September 30, 2024 and September 30, 2023 consisted of the following:

	March 31,	September 30,
	2024	2023
	(Unaudited)
Long- term payable (from guarantee deposit)	$274,438	$271,590
Long- term payable (from financial lease )	1,080,128	-
Less unrecognized financing expense	96,965	-
	1,257,601	271,590
Less current portion of long-term payable	532,426	-
	$725,175	$271,590